                   COMMERCIAL FEDERAL RETIREMENT SAVINGS PLAN

       TO: PLAN TRUSTEE OF THE COMMERCIAL FEDERAL RETIREMENT SAVINGS PLAN

  I hereby direct you, as Trustee of the Commercial Federal Retirement Savings Plan, as amended (the "Plan"), to act in accordance with the instructions I have specified on the reverse side hereof in voting each share of Commercial Federal Corporation common stock ("Commercial Federal Stock") allocated to my account(s) under the Plan at the 1995 Annual Meeting of Stockholders of Commercial Federal Corporation to be held on November 21, 1995 (the "Annual Meeting"), and at any adjournment or postponement thereof. Under the terms of the Plan and subject to the Plan Trustee's responsibilities under applicable law, the Plan Trustee will vote Commercial Federal Stock allocated to the accounts of Plan participants ("Participants") in accordance with timely instructions received from such Participants and will NOT vote Commercial Federal Stock allocated to Plan Participants if the Plan Trustee does not receive timely instructions from such Participants on or before the date designated below. THERE IS CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS AND, UNLESS OTHERWISE INDICATED BY THE PARTICIPANT, AN INSTRUCTION HEREON TO VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1 WILL BE DEEMED AN INSTRUCTION TO THE PLAN TRUSTEE TO GIVE THE PROXIES SET FORTH ON COMMERCIAL FEDERAL CORPORATION'S WHITE PROXY CARD FOR THE ANNUAL MEETING DISCRETIONARY AUTHORITY TO CUMULATE ALL VOTES FOR WHICH THE UNDERSIGNED IS ENTITLED TO DIRECT THE VOTING AND TO ALLOCATE SUCH VOTES IN FAVOR OF ONE OR MORE OF SUCH NOMINEES, AS SUCH PROXIES MAY DETERMINE.

  IMPORTANT: Your instructions should be mailed to Corporate Election Services, Inc. in the enclosed self-addressed envelope. No postage is required. In order to comply with your instructions, this card must be properly executed and mailed to Corporate Election Services, Inc. so as to be received before 5:00 p.m. Eastern time on November 16, 1995.

  DO NOT MAIL THESE INSTRUCTIONS TO COMMERCIAL FEDERAL CORPORATION OR COMMERCIAL FEDERAL CORPORATION'S PROXY SOLICITOR, D.F. KING & CO., INC.

               (CONTINUED--TO BE DATED AND SIGNED ON OTHER SIDE)

INDICATE YOUR INSTRUCTIONS WITH AN [X]. ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN TRUSTEE.

1. The election as directors of all nominees listed below (except as marked to the contrary):
     [_] FOR all nominees listed below      [_] WITHHOLD AUTHORITY to vote for
                                                all nominees listed below

         William A. Fitzgerald, Sharon G. Marvin and Michael T. O'Neil

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR" ABOVE AND WRITE THE NAME(S) OF THE NOMINEE(S) FOR WHICH YOU DO NOT WISH TO VOTE ON THE LINE BELOW.

--------------------------------------------------------------------------------
2. Board of Directors' proposal as described in Commerical Federal
   Corporation's Proxy Statement dated October 6, 1995.
       [_] FOR      [_] AGAINST      [_] ABSTAIN

3. Stockholder proposal submitted by CAI Corporation
   as described in Commercial Federal Corporation's
   Proxy Statement dated October 6, 1995.
       [_] FOR      [_] AGAINST      [_] ABSTAIN


                                                Signature(s)
                                                            -------------------

                                                -------------------------------
                                                Date                    , 1995
                                                    --------------------
                        (IMPORTANT: Please sign exactly as name appears hereon.)

                 COMMERCIAL FEDERAL PAYROLL STOCK PURCHASE PLAN

  TO: PLAN ADMINISTRATOR OF THE COMMERCIAL FEDERAL PAYROLL STOCK PURCHASE PLAN

  I hereby direct you, as Administrator of the Commercial Federal Payroll Stock Purchase Plan (the "Plan"), to act in accordance with the instructions I have specified on the reverse side hereof in voting each share of Commercial Federal Corporation common stock ("Commercial Federal Stock") allocated to my account(s) under the Plan at the 1995 Annual Meeting of Stockholders of Commercial Federal Corporation to be held on November 21, 1995 (the "Annual Meeting"), and at any adjournment or postponement thereof. Under the terms of the Plan and subject to the Plan Administrator's responsibilities under applicable law, the Plan Administrator will vote Commercial Federal Stock allocated to the accounts of Plan participants ("Participants") in accordance with timely instructions received from such Participants and will NOT vote Commercial Federal Stock allocated to Plan Participants if the Plan Administrator does not receive timely instructions from such Participants on or before the date designated below. THERE IS CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS AND, UNLESS OTHERWISE INDICATED BY THE PARTICIPANT, AN INSTRUCTION HEREON TO VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1 WILL BE DEEMED AN INSTRUCTION TO THE PLAN ADMINISTRATOR TO GIVE THE PROXIES SET FORTH ON COMMERCIAL FEDERAL CORPORATION'S WHITE PROXY CARD FOR THE ANNUAL MEETING DISCRETIONARY AUTHORITY TO CUMULATE ALL VOTES FOR WHICH THE UNDERSIGNED IS ENTITLED TO DIRECT THE VOTING AND TO ALLOCATE SUCH VOTES IN FAVOR OF ONE OR MORE OF SUCH NOMINEES, AS SUCH PROXIES MAY DETERMINE.

  IMPORTANT: Your instructions should be mailed to Corporate Election Services, Inc. in the enclosed self-addressed envelope. No postage is required. In order to comply with your instructions, this card must be properly executed and mailed to Corporate Election Services, Inc. so as to be received before 5:00 p.m. Eastern time on November 16, 1995.

  DO NOT MAIL THESE INSTRUCTIONS TO COMMERCIAL FEDERAL CORPORATION OR COMMERCIAL FEDERAL CORPORATION'S PROXY SOLICITOR, D.F. KING & CO., INC.

               (CONTINUED--TO BE DATED AND SIGNED ON OTHER SIDE)

INDICATE YOUR INSTRUCTIONS WITH AN [X]. ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN ADMINISTRATOR.

1. The election as directors of all nominees listed below (except as marked to the contrary):

     [_] FOR all nominees listed below        [_] WITHHOLD AUTHORITY to vote
                                                  for all nominees below

         William A. Fitzgerald, Sharon G. Marvin and Michael T. O'Neil

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR" ABOVE AND WRITE THE NAME(S) OF THE NOMINEE(S) FOR WHICH YOU DO NOT WISH TO VOTE ON THE LINE BELOW.

--------------------------------------------------------------------------------
2. Board of Directors' proposal as described in Commerical Federal
   Corporation's Proxy Statement dated October 6, 1995.
         [_] FOR      [_] AGAINST       [_] ABSTAIN

3. Stockholder proposal submitted by CAI Corporation
   as described in Commercial Federal Corporation's
   Proxy Statement dated October 6, 1995
         [_] FOR      [_] AGAINST       [_] ABSTAIN

                                                Signature(s)
                                                             ------------------

                                                -------------------------------
                                                Date                    , 1995
                                                    --------------------
                        (IMPORTANT: Please sign exactly as name appears hereon.)

(ART)

TO: PARTICIPANTS IN THE COMMERCIAL FEDERAL PAYROLL STOCK PURCHASE PLAN

  Under the terms of the Commercial Federal Payroll Stock Purchase Plan (the "Plan"), you have the right to direct the Plan administrator in writing as to the manner in which you wish to vote the shares of common stock of Commercial Federal Corporation ("Commercial Federal") allocated to your Plan account(s) at Commercial Federal's 1995 Annual Meeting of Stockholders. Under the terms of the Plan and subject to the Plan administrator's responsibilities under applicable law, the Plan administrator will vote your allocated shares in accordance with your instructions and will NOT vote your allocated shares if you do not provide instructions. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the meeting.

  HOW TO EXERCISE YOUR RIGHTS. You direct the voting of shares in your account(s) by completing, signing and returning the enclosed confidential voting instruction card. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the Plan administrator in connection with the voting of shares allocated to your Plan account(s).

  CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the Plan administrator will be completely confidential. Commercial Federal has engaged an independent firm, Corporate Election Services, Inc. of Pittsburgh, PA, to serve as the confidential vote processing agent for the Plan. Voting instruction cards are to be sent (using the postage-paid envelopes provided therewith) to Corporate Election Services, Inc. and should NOT be sent to Commercial Federal or its proxy solicitor, D.F. King & Co., Inc.

  Corporate Election Services, Inc. will count your votes and report the aggregate totals of all voting instructions to the Plan administrator. Corporate Election Services, Inc. has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Commercial Federal.

  DELIVERY OF PROXY MATERIALS. A copy of the proxy statement of Commercial Federal and a copy of its 1995 Annual Report to Stockholders are enclosed for your review. As noted in the proxy statement, the 1995 Annual Meeting is scheduled for November 21, 1995, at 10:00 a.m., in Omaha, Nebraska.

  Enclosed is a confidential voting instruction card which you should use if you wish to direct the Plan administrator to vote shares allocated to your account(s) in connection with the slate of directors endorsed by the Board of Directors of Commercial Federal and if you wish to direct the Plan administrator to vote shares allocated to your account(s) in connection with the proposal of the Board of Directors and the stockholder proposal described in the enclosed proxy statement. PLEASE NOTE THAT TO DIRECT THE PLAN ADMINISTRATOR TO VOTE WITH RESPECT TO ANY OF THE FOREGOING, YOU MUST SPECIFICALLY MARK YOUR INSTRUCTIONS ON THE CONFIDENTIAL VOTING INSTRUCTION CARD. ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN ADMINISTRATOR.

  The Plan administrator understands that CAI Corporation, a stockholder of Commercial Federal, has prepared a proxy statement soliciting proxies for a slate of directors in opposition to the slate endorsed by the Board of Directors in the enclosed Commercial Federal proxy statement, against the Board's proposal and in favor of the stockholder proposal, which proposals are described in the enclosed Commercial Federal proxy statement. If CAI Corporation's proxy statement and other soliciting materials are provided to the Plan administrator, the Plan administrator will distribute such materials to you. Additional confidential voting instruction cards will be provided that will permit participants of the Plan to instruct the Plan administrator regarding the voting of shares allocated to their account(s) in connection with the matters described in any such additional proxy solicitation materials distributed by CAI Corporation.

  Voting instructions for your allocated shares under the Plan must be received by 5:00 p.m. Eastern time on November 16, 1995 on the voting instruction cards provided by the Plan administrator for that purpose. AGAIN, ALL VOTING INSTRUCTION CARDS SHOULD BE FORWARDED TO CORPORATE ELECTION SERVICES, INC. AND SHOULD NOT BE MAILED TO COMMERCIAL FEDERAL OR ITS PROXY SOLICITOR, D.F. KING & CO., INC.

  In order to make an informed judgment concerning how to instruct the Plan administrator to vote your allocated shares, YOU SHOULD READ ALL PROXY MATERIALS CAREFULLY AND THOROUGHLY. The Plan administrator will not recommend how you should complete your confidential voting instruction cards.

  WHEN TO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTION CARD. You may submit your voting instructions to the confidential vote processing agent at any time, except that in order to be effective your instructions MUST BE RECEIVED by not later than 5:00 p.m. Eastern time on November 16, 1995. If Corporate Election Services, Inc. receives more than one voting instruction card from you, the instruction card bearing the LATEST date will be considered to have cancelled all instruction cards bearing an earlier date. If more than one confidential voting instruction card is received from you of the same date, Corporate Election Services, Inc. will consider the card bearing the latest postmark as controlling. You may request additional confidential voting instruction cards at any time by contacting the Plan administrator at
(402) 390-6553.

  If you have any questions regarding the procedures for instructing the Plan administrator, please call (402) 390-6553.

                                          Plan Administrator
                                          October 24, 1995

(ART)

TO: PARTICIPANTS IN THE COMMERCIAL FEDERAL RETIREMENT SAVINGS PLAN

  Under the terms of the Commercial Federal Retirement Savings Plan, as amended (the "Plan"), you have the right to direct the Plan trustee in writing as to the manner in which you wish to vote the shares of common stock of Commercial Federal Corporation ("Commercial Federal") allocated to your Plan account(s) at Commercial Federal's 1995 Annual Meeting of Stockholders. Under the terms of the Plan and subject to the Plan trustee's responsibilities under applicable law, the Plan trustee will vote your allocated shares in accordance with your instructions and will NOT vote your allocated shares if you do not provide instructions. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the meeting.

  HOW TO EXERCISE YOUR RIGHTS. You direct the voting of shares in your account(s) by completing, signing and returning the enclosed confidential voting instruction card. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the Plan trustee in connection with the voting of shares allocated to your Plan account(s).

  CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the Plan trustee will be completely confidential. Commercial Federal has engaged an independent firm, Corporate Election Services, Inc. of Pittsburgh, PA, to serve as the confidential vote processing agent for the Plan. Voting instruction cards are to be sent (using the postage-paid envelopes provided therewith) to Corporate Election Services, Inc. and should NOT be sent to Commercial Federal or its proxy solicitor, D.F. King & Co., Inc.

  Corporate Election Services, Inc. will count your votes and report the aggregate totals of all voting instructions to the Plan trustee. Corporate Election Services, Inc. has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Commercial Federal.

  DELIVERY OF PROXY MATERIALS. A copy of the proxy statement of Commercial Federal and a copy of its 1995 Annual Report to Stockholders are enclosed for your review. As noted in the proxy statement, the 1995 Annual Meeting is scheduled for November 21, 1995, at 10:00 a.m., in Omaha, Nebraska.

  Enclosed is a confidential voting instruction card which you should use if you wish to direct the Plan trustee to vote shares allocated to your account(s) in connection with the slate of directors endorsed by the Board of Directors of Commercial Federal and if you wish to direct the Plan trustee to vote shares allocated to your account(s) in connection with the proposal of the Board of Directors and the stockholder proposal described in the enclosed proxy statement. PLEASE NOTE THAT TO DIRECT THE PLAN TRUSTEE TO VOTE WITH RESPECT TO ANY OF THE FOREGOING, YOU MUST SPECIFICALLY MARK YOUR INSTRUCTIONS ON THE CONFIDENTIAL VOTING INSTRUCTION CARD. ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN TRUSTEE.

  The Plan trustee understands that CAI Corporation, a stockholder of Commercial Federal, has prepared a proxy statement soliciting proxies for a slate of directors in opposition to the slate endorsed by the Board of Directors in the enclosed Commercial Federal proxy statement, against the Board's proposal and in favor of the stockholder proposal, which proposals are described in the enclosed Commercial Federal proxy statement. If CAI Corporation's proxy statement and other soliciting materials are provided to the Plan trustee, the Plan trustee will distribute such materials to you. Additional confidential voting instruction cards will be provided that will permit participants of the Plan to instruct the Plan trustee regarding the voting of shares allocated to their account(s) in connection with the matters described in any such additional proxy solicitation materials distributed by CAI Corporation.

  Voting instructions for your allocated shares under the Plan must be received by 5:00 p.m. Eastern time on November 16, 1995 on the voting instruction cards provided by the Plan trustee for that purpose. AGAIN, ALL VOTING INSTRUCTION CARDS SHOULD BE FORWARDED TO CORPORATE ELECTION SERVICES, INC. AND SHOULD NOT BE MAILED TO COMMERCIAL FEDERAL OR ITS PROXY SOLICITOR, D.F. KING & CO., INC.

  In order to make an informed judgment concerning how to instruct the Plan trustee to vote your allocated shares, YOU SHOULD READ ALL PROXY MATERIALS CAREFULLY AND THOROUGHLY. The Plan trustee will not recommend how you should complete your confidential voting instruction cards.

  WHEN TO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTION CARD. You may submit your voting instructions to the confidential vote processing agent at any time, except that in order to be effective your instructions MUST BE RECEIVED by not later than 5:00 p.m. Eastern time on November 16, 1995. If Corporate Election Services, Inc. receives more than one voting instruction card from you, the instruction card bearing the LATEST date will be considered to have cancelled all instruction cards bearing an earlier date. If more than one confidential voting instruction card is received from you of the same date, Corporate Election Services, Inc. will consider the card bearing the latest postmark as controlling. You may request additional confidential voting instruction cards at any time by contacting the Plan trustee at (402) 390-6553.

  If you have any questions regarding the procedures for instructing the Plan trustee, please call (402) 390-6553.

                                          Plan Trustee
                                          October 24, 1995

  COMMERCIAL FEDERAL CORPORATION
  C/O D.F. KING & CO., INC.
  77 WATER STREET
  NEW YORK, NEW YORK 10005


        PLEASE REMOVE PROXY CARD FROM ENVELOPE


                                                        IMPORTANT:
                                                        PROXY MATERIAL ENCLOSED

  FROM:
       ------------------
       ------------------
       ------------------
       CFB




D. F. KING & CO., INC.
POB 1379
NEW YORK, NY 10268-1379

  SUPPLEMENTAL INFORMATION CONCERNING AN ADDITIONAL PARTICIPANT IN COMMERCIAL
                    FEDERAL CORPORATION PROXY SOLICITATION

    Mr. Robert D. Taylor, formerly Chairman, President and Chief Executive Officer of Railroad Financial
  Corporation, may assist in soliciting proxies from Commercial Federal Corporation stockholders. Mr.
  Taylor currently serves as a consultant to Commercial
  Federal, with a principal business address at 28 Park
  View Road, Hesston, Kansas 67062. Mr. Taylor beneficially owns 111,968 shares of Commercial Federal common stock, including options to purchase 6,388 shares. All of such shares were acquired in connection with Commercial Federal's acquisition of Railroad on October 2, 1995.

                [LETTERHEAD OF COMMERCIAL FEDERAL CORPORATION]
                                                               October 27, 1995
Dear Fellow Stockholder:

  Once again, we have good news to report. For the first quarter of fiscal 1996, Commercial Federal's momentum has continued with impressive earnings growth, reporting net income of $11.9 million, or $.91 per share. Your Company's record of success is continuing, and we look forward to yet another year of increased growth and profitability. Your Board is committed to the continued enhancement of stockholder value, and we are grateful for your loyalty and support.

              YOUR BOARD OF DIRECTORS - A TRACK RECORD OF SUCCESS

  Commercial Federal's financial results and history of accomplishment on your behalf are the products of a dedicated, independent and well-qualified Board of Directors and our family of more than 1,200 hard-working employees. CAI Corporation, a dissident stockholder, has tried to confuse the issues by seeking to disparage the reputation and integrity of your Board and by trying to detract from the substantial accomplishments of your Company and its employees. CAI can manipulate the Company's financial data in an effort to obtain your vote, but it cannot cloud the stellar stock performance of your Company, as the graph below makes clear. You be the judge.

   COMPARISON OF CUMULATIVE TOTAL RETURN JUNE 30, 1990 THROUGH JUNE 30, 1995


                       [PERFORMANCE CHART APPEARS HERE]

                                                      CUMULATIVE TOTAL RETURN
                                                   -----------------------------
                                                   6/90 6/91 6/92 6/93 6/94 6/95
                                                   ---- ---- ---- ---- ---- ----
Commercial Federal Corporation.................... 100  173  386  955  855  991
Peer Group........................................ 100  107  122  138  140  177
S & P 500......................................... 100   78   86   88   92  107

  Under the leadership of your current Board, Commercial Federal has successfully guided your Company through a time of unprecedented crisis for the entire thrift industry, has established an exemplary record of success, and, as our 1995 Annual Report makes clear, has charted a sound course for future growth and profitability. CAI's nominees can only impair the combination of business expertise, experience and independence that defines your Board.

                         MAXIMIZING STOCKHOLDER VALUE

  CAI Corporation has embarked on a campaign seeking the sale of your Company in the name of "maximizing stockholder value." We fail to see how limiting the Company's options for enhancing stockholder value will achieve this objective. We do not believe your interests would be served either by hanging out a "for sale" sign or by resting the strategic future of your Company in the hands of persons who have limited qualifications and experience and are self-interested. Consider carefully the following:

  . WHY IMPAIR A BOARD THAT HAS AN ESTABLISHED TRACK RECORD OF SUCCESS?
    Your Board has successfully implemented a strategic business plan designed to increase profitability, position the Company for future earnings improvement and enhance our retail franchise. Throughout two years of meetings with the Board, CAI has failed to add anything constructive to boardroom deliberations other than a single-minded imperative to sell or merge your Company and an air of divisiveness.

  . HOW WILL CAI CONTRIBUTE TO THE MANAGEMENT OF YOUR COMPANY? Your Board is comprised of nine experienced and seasoned business executives and professionals averaging eight years of service leading your Company. CAI's nominees are financial investors who have limited qualifications and experience, are not motivated to manage Commercial Federal in your best interests and have no record of performance or success, other than a lucrative investment in your Company.

  . WILL CAI LOOK OUT FOR YOUR BEST INTERESTS? Your Board is independent and has proven its dedication to serving the best interests of all stockholders through a distinguished record of accomplishments, not the least of which is the substantial enhancement of the stock price of your Company. CAI's sole objective is to cash-out now (in cash or securities) on its investment for its own corporate purposes. CAI's interests are not aligned with those of all stockholders.

  Unlike CAI, your Board is open to all options for maximizing stockholder value and will not let self-interest or a single-minded agenda dictate the course of your Company.

               -- VOTE FOR EXPERIENCE -- VOTE FOR PERFORMANCE --
                       VOTE FOR YOUR BOARD OF DIRECTORS.

        WHO IS BEST QUALIFIED TO MAXIMIZE THE VALUE OF YOUR INVESTMENT?

  Under the direction of your current Board of Directors, Commercial Federal has achieved year-to-year record profitability resulting in exceptional stock performance, as most recently reflected in the Company's 1995 Annual Report. Implementation of a proven strategic business plan and the continued evaluation of all strategic alternatives for maximizing stockholder value is a winning formula for Commercial Federal stockholders. Consider some of your Company's significant achievements of which your Board is particularly proud:


INCOME FROM CORE OPERATIONS
Increases ($ in millions)               [BAR GRAPH APPEARS HERE]


STOCKHOLDERS' EQUITY
Growth ($ in millions)                  [BAR GRAPH APPEARS HERE]


STOCK PRICE
Appreciation                            [BAR GRAPH APPEARS HERE]


  CAI has no similar record of performance, no proven business plan for your Company and limited qualifications and experience. Why trust CAI to maximize the return on YOUR investment.

               PLACE YOUR TRUST WITH THOSE WHO HAVE EARNED IT--
                       VOTE FOR YOUR BOARD OF DIRECTORS.

            YOUR BOARD IS COMMITTED TO SERVING YOUR BEST INTERESTS

  Your Board is, and will remain, dedicated to enhancing value for, and serving the best interests of, all Commercial Federal stockholders, regardless of the outcome of this proxy contest. In this regard, we stand by our record of accomplishments.

  Your Board believes that stockholder value will be maximized through the Board's continued adherence to the Company's proven strategic business plan, while the Board continues to review, with the advice of Merrill Lynch & Co., all strategic alternatives available to the Company. Your Board has served your interests well and remains open to all options available for enhancing stockholder value, including through possible merger, acquisition and/or other business combination transactions. VOTE IN YOUR BEST INTERESTS BY SIGNING, DATING AND MAILING THE WHITE PROXY CARD TODAY.

                              ------------------

  A VOTE FOR YOUR BOARD IS A VOTE FOR THE CONTINUED LEADERSHIP OF COMMERCIAL FEDERAL BY AN EXPERIENCED, WELL-QUALIFIED AND INDEPENDENT BOARD OF DIRECTORS DEDICATED TO THE INTERESTS OF ALL STOCKHOLDERS.

  A VOTE FOR YOUR BOARD IS A VOTE FOR A WINNING FORMULA FOR SUCCESS.

  PLEASE SUPPORT YOUR EXISTING BOARD OF DIRECTORS BY SIGNING, DATING AND PROMPTLY MAILING THE ENCLOSED WHITE PROXY CARD.

  Thank you again for your continued loyalty and support.

  On behalf of your Board of Directors.
                                          Sincerely,

                                          /s/ William A. Fitzgerald

                                          William A. Fitzgerald

---------------------------------IMPORTANT-------------------------------------

   Your vote is important. Regardless of the number of shares of Commercial Federal Common Stock you own, please vote as recommended by your Board of Directors by signing, dating and mailing your WHITE proxy card. Please act today.
   If you own shares in the name of a brokerage firm, only your broker can vote your shares on your behalf and only after receiving your specific instructions. Please call your broker and instruct him/her to execute a
 WHITE proxy card on your behalf. You should also promptly sign, date and mail your WHITE proxy card when you receive it from your broker. Please do so for each separate account you maintain. You should return your WHITE proxy card immediately to ensure that your vote is counted.
   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES,
 PLEASE CALL D. F. KING & CO., INC., WHICH IS ASSISTING US, TOLL-FREE AT 1-800-714-3310.
-------------------------------------------------------------------------------